Goodwill	12 Months Ended
Dec. 31, 2016
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill

(5) Goodwill

Goodwill was $9.7 million and $7.8 million as of December 31, 2016 and 2015, respectively. There were no impairments recorded against goodwill in 2016, 2015 or 2014. The following table displays the changes in the gross carrying amount of goodwill (in thousands):

Amount
Balance at December 31, 2015 and 2014	$7,839
Crisis Commander acquisition	1,837
Balance at December 31, 2016	$9,676

Acquisition

On December 30, 2016, the Company completed the acquisition of Crisis Commander, a privately held SaaS mobile crisis management company based out of Norsburg, Sweden. The acquisition was consummated pursuant to a purchase agreement for an initial preliminary purchase price of $2.7 million, subject to earn out payments contingent on meeting certain revenue thresholds which are expected to be paid in March 2018.

The excess of purchase consideration over the fair value of net tangible liabilities assumed and identifiable intangible assets acquired was recorded as goodwill. The fair values assigned to tangible and identifiable intangible assets acquired and liabilities assumed are based on management’s estimates and assumptions. The estimated fair values of assets acquired and liabilities assumed may be subject to change as additional information is received. Thus, the provisional measurements of fair value have been recorded.

The goodwill balance is primarily attributed to the anticipated synergies from the acquisition and expanded market opportunities with respect to the integration of Crisis Commander’s platform with the Company's other solutions. The goodwill balance is not deductible for U.S. income tax purposes.

The assets and results of operations of Crisis Commander were not significant to the Company’s consolidated financial position or results of operations, and thus pro forma information is not presented.